UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|X|  Definitive Additional Materials
|_|  Soliciting Material under Rule 14a-12

                                  iParty Corp.
.................................................................................
                (Name of Registrant as Specified In Its Charter)
.................................................................................

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No Fee Required

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     ...........................................................................
     2)  Aggregate number of securities to which transaction applies:

     ...........................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ...........................................................................
     4)  Proposed maximum aggregate value of transaction:

     ...........................................................................
     5)  Total fee paid:

     ...........................................................................

|_|  Fee paid previously with written preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2)  Form, Schedule or Registration Statement No.:

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     3)  Filing Party:

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4)       Date Filed:

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



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 14, 2009
                Date of Report (Date of earliest event reported)

                                  iPARTY CORP.
             (Exact name of registrant as specified in its charter)

          Delaware                     001-15611                 76-0547750
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

 270 Bridge Street, Suite 301, Dedham, Massachusetts                02026
      (Address of principal executive offices)                    (Zip Code)

                                 (781) 329-3952
              (Registrant's telephone number, including area code)
              ----------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On April 24, 2009, we filed with the Securities and Exchange Commission a Proxy Statement in connection with the solicitation of proxies by our Board of Directors to be used at our 2009 Annual Meeting of Stockholders (the "Annual Meeting"). One of the proposals to be voted on at our Annual Meeting was the approval to conduct a one-time option repricing / exchange under which our named executive officers, four independent directors and certain senior officers would be able to elect to exchange certain outstanding stock options issued under our Amended and Restated 1998 Incentive and Nonqualified Stock Option Plan for a fewer number of lower priced options with the same vesting conditions and term. This proposal was Proposal No. 4 in our Proxy Statement and was referred to as the "Option Repricing / Exchange". We believed that the proposed Option Repricing / Exchange would create better incentives for our officers and directors to remain with us and contribute to the attainment of our business and financial objectives and more effectively align the long term interests of our executives with our stockholders.

     However, we have received stockholder feedback that raised concerns over the proposed Option Repricing / Exchange. Although we retained the discretion in the Proxy Statement to abandon the Option Repricing / Exchange at any time prior to its completion, we determined that withdrawing the Option Repricing / Exchange before the Annual Meeting would be more responsive to the concerns of our stockholders.

     Following the Annual Meeting, our Compensation Committee will review our compensation and incentive policies to continue to find ways to retain and motivate our team in ways that we believe will be more acceptable to our stockholders.

     Our Annual Meeting remains scheduled to be convened on May 27, 2009, at 11:00 A.M., local time, at the offices of Posternak Blankstein & Lund LLP, Prudential Tower, 800 Boylston Street, 33rd Floor, Boston, MA 02199, at which time our stockholders will proceed to vote on original Proposal No. 1 (Election of Directors), Proposal No. 2 (Approval of the 2009 Stock Incentive Plan), Proposal No. 3 (Approval of the Reverse Stock Split), and Proposal No. 5 (Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 26, 2009).

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   iPARTY CORP.

                                                   By:      /s/ SAL PERISANO
                                                       -------------------------
                                                             Sal Perisano
                                                       Chairman of the Board and
                                                        Chief Executive Officer

Dated: May 14, 2009